Exhibit 99.906 CERT

CERTIFICATIONS

I, J. Alan Reid, Jr., President & Trustee of Forward Funds (the “registrant”), on behalf of its series, the Accessor Growth Fund, Accessor Value Fund, Accessor Small to Mid Cap Fund, Accessor International Equity Fund, Accessor Total Return Fund, Accessor Strategic Alternatives Fund, Accessor Frontier Markets Fund, Accessor High Yield Bond Fund, Accessor Investment Grade Fixed-Income Fund, Accessor Mortgage Securities Fund, Accessor Limited Duration U.S. Government Fund, Accessor U.S. Government Money Fund, Accessor Income Allocation Fund, Accessor Income & Growth Allocation Fund, Accessor Balanced Allocation Fund, Accessor Growth & Income Allocation Fund, Accessor Growth Allocation Fund and Accessor Aggressive Growth Allocation Fund, hereby certify that:

1.	This Form N-CSR of the registrant (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

By:	/s/ J. Alan Reid, Jr.
J. Alan Reid, Jr.
President and Trustee

Date:	September 1, 2009

I, Eric Kleinschmidt, Treasurer of Forward Funds (the “registrant”), on behalf of its series, the Accessor Growth Fund, Accessor Value Fund, Accessor Small to Mid Cap Fund, Accessor International Equity Fund, Accessor Total Return Fund, Accessor Strategic Alternatives Fund, Accessor Frontier Markets Fund, Accessor High Yield Bond Fund, Accessor Investment Grade Fixed-Income Fund, Accessor Mortgage Securities Fund, Accessor Limited Duration U.S. Government Fund, Accessor U.S. Government Money Fund, Accessor Income Allocation Fund, Accessor Income & Growth Allocation Fund, Accessor Balanced Allocation Fund, Accessor Growth & Income Allocation Fund, Accessor Growth Allocation Fund and Accessor Aggressive Growth Allocation Fund, hereby certify that:

1.	This Form N-CSR of the registrant (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.

By:	/s/ Eric Kleinschmidt
Eric Kleinschmidt
Treasurer

Date:	September 1, 2009